Debt and Lease Obligations	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
Debt and Lease Obligations
Debt
Debt, including capital lease obligations, consisted of:

	June 30,	December 31,
(Amounts in thousands, except percentages)	2012	2011
Term Loan, interest rate of 2.46% and 2.58% at June 30, 2012 and December 31, 2011, respectively	$462,500	$475,000
Bridge Loan, interest rate of 2.24% at June 30, 2012	250,000	—
Revolving credit facility, interest rate of 2.24% at June 30, 2012	50,000	—
Capital lease obligations and other borrowings	34,275	30,216
Debt and capital lease obligations	796,775	505,216
Less amounts due within one year	370,635	53,623
Total debt due after one year	$426,140	$451,593

Credit Facilities
As described more fully in Note 11 to our consolidated financial statements included in our 2011 Annual Report, on December 14, 2010, we entered into a credit agreement ("Credit Agreement") with Bank of America, N.A., as swingline lender, letter of credit issuer and administrative agent, and the other lenders party thereto. The Credit Agreement provides for a $500.0 million term loan facility with a maturity date of December 14, 2015 and a $500.0 million revolving credit facility with a maturity date of December 14, 2015 (collectively referred to as the "Credit Facilities"). As of June 30, 2012, we had $50.0 million outstanding under the revolving credit facility. The revolving credit facility includes a $300.0 million sublimit for the issuance of letters of credit. Subject to certain conditions, we have the right to increase the amount of the revolving credit facility by an aggregate amount not to exceed $200.0 million. We had outstanding letters of credit of $155.4 million and $147.4 million at June 30, 2012 and December 31, 2011, respectively, and when included with the outstanding revolving credit facility balance, reduced our borrowing capacity to $294.6 million and $352.6 million, respectively.
We may prepay loans under our Credit Facilities in whole or in part, without premium or penalty, at any time. During the three and six months ended June 30, 2012, we made scheduled repayments under our Credit Facilities of $6.3 million and $12.5 million, respectively. We have scheduled repayments of $56.3 million due in the third quarter of 2012, $6.3 million in the fourth quarter of 2012 and $12.5 million due in both the first and second quarters of 2013 on our Credit Facilities. Our Credit Facilities bear a floating rate of interest and we have entered into $325.0 million of notional amount of interest rate swaps at June 30, 2012 to hedge exposure to floating interest rates.
Bridge Loan – On June 15, 2012 (the “Closing Date”), we entered into a loan agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (together, the “Lenders”), providing for a term loan with an aggregate commitment of $250.0 million for a term of 364 days (the “Bridge Loan”). The proceeds from the Bridge Loan were used to fund our share repurchase program described in Note 12 to our condensed consolidated financial statements included in this Quarterly Report.
The initial interest rate per annum applicable to the Bridge Loan is either LIBOR plus 2.50%, 2.25%, 2.00% or 1.75%, as applicable, depending on the consolidated leverage ratio, or, at our option, the Base Rate (defined as a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.5% or (c) the Eurodollar Rate for a one month Interest Period on such day plus 1%). The applicable interest rate will increase by 50 basis points incrementally during the term of the Bridge Loan on each of the 90-day, 180-day and 270-day anniversaries of the Closing Date. Additionally, a duration fee will be payable on the loan amount as follows: 0.125% on October 15, 2012; 0.25% on December 15, 2012; and 0.5% on March 15, 2013.
The Bridge Loan includes customary representations and warranties, affirmative and negative covenants, and events of default, including maintenance of interest coverage and consolidated leverage ratios, all of which are consistent in all material respects with our existing Credit Facilities. The obligations under the Bridge Loan are guaranteed by certain of our domestic subsidiaries.
 European Letter of Credit Facilities – On October 30, 2009, we entered into a 364-day unsecured European Letter of Credit Facility ("European LOC Facility") with an initial commitment of €125.0 million. The European LOC Facility is renewable annually and is used for contingent obligations in respect of surety and performance bonds, bank guarantees and similar obligations with maturities up to five years. We renewed the European LOC Facility in October 2011 consistent with its initial terms for an additional 364-day period. We had outstanding letters of credit drawn on the European LOC Facility of €74.4 million ($94.2 million) and €81.0 million ($105.0 million) as of June 30, 2012 and December 31, 2011, respectively.
Our ability to issue additional letters of credit under our previous European Letter of Credit Facility ("Old European LOC Facility"), which had a commitment of €110.0 million, expired November 9, 2009. We had outstanding letters of credit written against the Old European LOC Facility of €5.8 million ($7.3 million) and €12.2 million ($15.8 million) as of June 30, 2012 and December 31, 2011, respectively.
Certain banks are parties to both facilities and are managing their exposures on an aggregated basis. As such, the commitment under the European LOC Facility is reduced by the face amount of existing letters of credit written against the Old European LOC Facility prior to its expiration. After consideration of outstanding commitments under both facilities, the available capacity under the European LOC Facility was €121.0 million ($153.2 million) as of June 30, 2012, of which €74.4 million ($94.2 million) has been utilized.

DEBT AND LEASE OBLIGATIONS
Debt, including capital lease obligations, consisted of:

	December 31,
	2011	2010
	(Amounts in thousands)
Term Loan, interest rate of 2.58% and 2.30% at December 31, 2011 and 2010, respectively	$475,000	$500,000
Capital lease obligations and other borrowings	30,216	27,711
Debt and capital lease obligations	505,216	527,711
Less amounts due within one year	53,623	51,481
Total debt due after one year	$451,593	$476,230

Scheduled maturities of the Credit Facilities (as described below), as well as capital lease obligations and other borrowings, are:

	Term Loan	Other Debt & Capital Lease	Total
	(Amounts in thousands)
2012	$25,000	$28,623	$53,623
2013	50,000	1,593	51,593
2014	50,000	—	50,000
2015	350,000	—	350,000
2016 and thereafter	—	—	—
Total	$475,000	$30,216	$505,216

Credit Facilities
On December 14, 2010 we entered into a credit agreement ("Credit Agreement") with Bank of America, N.A., as swingline lender, letter of credit issuer and administrative agent, and the other lenders party thereto (together, the "Lenders"). The Credit Agreement provides for a $500.0 million term loan facility with a maturity date of December 14, 2015 and a $500.0 million revolving credit facility with a maturity date of December 14, 2015 (collectively referred to as "Credit Facilities"). The revolving credit facility includes a $300.0 million sublimit for the issuance of letters of credit. Subject to certain conditions, we have the right to increase the amount of the revolving credit facility by an aggregate amount not to exceed $200.0 million.
At December 31, 2011 we had $9.8 million in deferred loan costs included in other assets, net. These costs are being amortized over the term of the Credit Agreement and are recorded in interest expense.
At December 31, 2011 and 2010, we had no amounts outstanding under the revolving credit facility, respectively. We had outstanding letters of credit of $147.4 million and $133.9 million at December 31, 2011 and 2010, respectively, which reduced our borrowing capacity to $352.6 million and $366.1 million, respectively.
Borrowings under our Credit Facilities, other than in respect of swingline loans, bear interest at a rate equal to, at our option, either (1) the London Interbank Offered Rate ("LIBOR") plus 1.75% to 2.50%, as applicable, depending on our consolidated leverage ratio, or, (2) the base rate which is based on the greater of the prime rate most recently announced by the administrative agent under our Credit Facilities or the Federal Funds rate plus 0.50%, or (3) a daily rate equal to the one month LIBOR plus 1.0% plus an applicable margin of 0.75% to 1.50% determined by reference to the ratio of our total debt to consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA"). The applicable interest rate as of December 31, 2011 was 2.58% for borrowings under our New Credit Facilities. In connection with our Credit Facilities, we have entered into $330.0 million of notional amount of interest rate swaps at December 31, 2011 to hedge exposure to floating interest rates.
We pay the Lenders under the Credit Facilities a commitment fee equal to a percentage ranging from 0.30% to 0.50%, determined by reference to the ratio of our total debt to consolidated EBITDA, of the unutilized portion of the revolving credit facility, and letter of credit fees with respect to each standby letter of credit outstanding under our Credit Facilities equal to a percentage based on the applicable margin in effect for LIBOR borrowings under the revolving credit facility. The fees for financial and performance standby letters of credit are 2.0% and 1.0%, respectively.
Our obligations under the Credit Facilities are unconditionally guaranteed, jointly and severally, by substantially all of our existing and subsequently acquired or organized domestic subsidiaries and 65% of the capital stock of certain foreign subsidiaries, subject to certain controlled company and materiality exceptions. The Lenders have agreed to release the collateral if we achieve an Investment Grade Rating by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services for our senior unsecured, non-credit-enhanced, long-term debt (in each case, with an outlook of stable or better), with the understanding that identical collateral will be required to be pledged to the Lenders anytime following a release of the collateral that the Investment Grade Rating is not maintained. In addition, prior to our obtaining and maintaining investment grade credit ratings, our and the guarantors’ obligations under the Credit Facilities are collateralized by substantially all of our and the guarantors’ assets. We have not achieved these ratings as of December 31, 2011.
Our Credit Agreement contains, among other things, covenants defining our and our subsidiaries’ ability to dispose of assets, merge, pay dividends, repurchase or redeem capital stock and indebtedness, incur indebtedness and guarantees, create liens, enter into agreements with negative pledge clauses, make certain investments or acquisitions, enter into transactions with affiliates or engage in any business activity other than our existing business. Our Credit Agreement also contains covenants requiring us to deliver to lenders our leverage and interest coverage financial covenant certificates of compliance. The maximum permitted leverage ratio is 3.25 times debt to total consolidated EBITDA. The minimum interest coverage is 3.25 times consolidated EBITDA to total interest expense. Compliance with these financial covenants under our Credit Agreement is tested quarterly. We complied with the covenants through December 31, 2011.
Our Credit Agreement includes customary events of default, including nonpayment of principal or interest, violation of covenants, incorrectness of representations and warranties, cross defaults and cross acceleration, bankruptcy, material judgments, Employee Retirement Income Security Act of 1974, as amended ("ERISA"), events, actual or asserted invalidity of the guarantees or the security documents, and certain changes of control of our company. The occurrence of any event of default could result in the acceleration of our and the guarantors’ obligations under the Credit Facilities.
Repayment of Obligations — We made total scheduled repayments under our current Credit Agreement and previous credit agreement of $25.0 million, $4.3 million, and $5.7 million in 2011, 2010 and 2009, respectively. We made no mandatory repayments or optional prepayments in 2011, 2010 or 2009, with the exception of the proceeds advanced under the term loan facility of our Credit Agreement, along with approximately $40 million of cash on hand that were used to repay all previously outstanding indebtedness under our previous credit agreement, which included a $600.0 million term loan and $400.0 million revolving line of credit.
We may prepay loans under our Credit Facilities in whole or in part, without premium or penalty, at any time.
European Letter of Credit Facilities — On October 30, 2009, we entered into a new 364-day unsecured European Letter of Credit Facility ("New European LOC Facility") with an initial commitment of €125.0 million. The New European LOC Facility is renewable annually and, consistent with our previous European Letter of Credit Facility ("Old European LOC Facility"), is used for contingent obligations in respect of surety and performance bonds, bank guarantees and similar obligations with maturities up to five years. We renewed the New European LOC Facility in October 2011 consistent with its terms for an additional 364-day period. We pay fees between 1.10% and 1.35% for utilized capacity and 0.40% for unutilized capacity under our New European LOC Facility. We had outstanding letters of credit drawn on the New European LOC Facility of €81.0 million ($105.0 million) and €55.7 million ($74.5 million) as of December 31, 2011 and 2010, respectively.
Our ability to issue additional letters of credit under our Old European LOC Facility, which had a commitment of €110.0 million, expired November 9, 2009. We paid annual and fronting fees of 0.875% and 0.10%, respectively, for letters of credit written against the Old European LOC Facility. We had outstanding letters of credit written against the Old European LOC Facility of €12.2 million ($15.8 million) and €33.3 million ($44.5 million) as of December 31, 2011 and 2010, respectively.
Certain banks are parties to both facilities and are managing their exposures on an aggregated basis. As such, the commitment under the New European LOC Facility is reduced by the face amount of existing letters of credit written against the Old European LOC Facility prior to its expiration. These existing letters of credit will remain outstanding, and accordingly offset the €125.0 million capacity of the New European LOC Facility until their maturity, which, as of December 31, 2011, was approximately one year for the majority of the outstanding existing letters of credit. After consideration of outstanding commitments under both facilities, the available capacity under the New European LOC Facility was €116.7 million as of December 31, 2011, of which €81.0 million has been utilized.
Operating Leases — We have non-cancelable operating leases for certain offices, service and quick response centers, certain manufacturing and operating facilities, machinery, equipment and automobiles. Rental expense relating to operating leases was $52.8 million, $46.9 million and $49.0 million in 2011, 2010 and 2009, respectively.
The future minimum lease payments due under non-cancelable operating leases are (amounts in thousands):

Year Ended December 31,
2012	$48,672
2013	41,042
2014	30,333
2015	22,083
2016	16,502
Thereafter	31,020
Total minimum lease payments	$189,652